Exhibit 10.19

EXECUTION VERSION

SHAREHOLDERS’ AGREEMENT

This Shareholders’ Agreement, dated as of October 27, 2004 (this “Agreement”), is entered into by and among Gordon Biersch Brewery Restaurant Group, Inc., a Tennessee corporation (the “Company”), Hancock Park Capital II, L.P., a Delaware limited partnership, (“HP Fund”) and each of the other shareholders of the Company whose names appear on the signature pages hereto or on Instruments of Accession hereto in the form of Schedule II hereto.

WHEREAS, the Company and the HP Fund are parties to that certain Securities Purchase Agreement, dated as of October 27, 2004 (the “Securities Purchase Agreement”), pursuant to which the HP Fund is to purchase certain shares of Preferred Stock (as defined herein);

WHEREAS, it is a condition precedent to the obligations of the HP Fund to purchase the shares of Preferred Stock pursuant to the Securities Purchase Agreement that the Company, the HP Fund and the Other Shareholders (as defined herein) enter into this Agreement;

WHEREAS, the HP Fund and each Other Shareholder owns such number and class of Company Equity Securities (as defined below) as are set forth on Schedule I hereto; and

WHEREAS, the Company, HP Fund and the Other Shareholders desire to enter into this Agreement for the purpose of governing certain aspects of the their relationship with regard to each other on and after the date hereof.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Definitions. For purposes of this Agreement, the following terms have the indicated meanings:

“Affiliate” means with respect to any Person, (a) in the case of an entity other than an individual, any other Person directly or indirectly controlling, controlled by or under common control with such Person and (b) in the case of an individual, any Related Persons, Family Trust, Family Limited Liability Company or Family Limited Partnership of such individual.

“Common Stock” means the Company’s common stock, no par value per share.

“Company Equity Securities” means (a) the Common Stock, (b) the Preferred Stock, and (c) any securities convertible into or exchangeable for or containing options or rights to acquire shares of Common Stock.

“Disposition Event” means (i) the sale, lease or other disposition of all or substantially all of the assets of the Company or its Subsidiaries in a single transaction or series of related transactions whether by liquidation, dissolution, merger, consolidation or sale, (ii) the sale or other transfer of greater than fifty percent (50%) of the outstanding shares of Common Stock (on a fully-diluted basis, including shares of Preferred Stock convertible into Common Stock) in a single transaction or series of related transactions; or (iii) any consolidation, merger, share exchange or other business combination of the Company with or into any other corporation or other entity in which the shareholders of the Company immediately prior to such consolidation, merger, share exchange or other business combination hold securities of the surviving entity (or an entity owning 100% of such surviving entity) immediately after such transaction representing less than a majority of the combined voting power of the outstanding securities of such surviving entity (or an entity owning 100% of such surviving entity).

“Entity” shall mean any corporation (including any non profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Family Limited Liability Company” means, with respect to any individual, any limited liability company created for the benefit of one or more of such individual’s Related Persons and controlled by such individual.

“Family Limited Partnership” means, with respect to any individual, any limited partnership created for the benefit of one or more of such individual’s Related Persons and controlled by such individual.

“Family Trust” means, with respect to any individual, any trust created for the benefit of such individual or nor or more of such individual’s Related Persons.

“Governmental Body” shall mean any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign, supranational or other government; or (c) governmental, self-regulatory or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or Entity and any court or other tribunal).

“HP Securities” means (i) the shares of Preferred Stock issued to the HP Fund pursuant to the Securities Purchase Agreement and (ii) all other Company Equity Securities purchased by, issued to or otherwise acquired by the HP Fund from time to time, including, without limitation, upon conversion of the Preferred Stock. HP Securities shall continue to be HP Securities in the hands of any holder and each transferee thereof will succeed to the rights and obligations of a holder of HP Securities hereunder, provided, however, that shares of HP Securities will cease to be HP Securities when transferred (a) to the Company, (b) to an Other Shareholder, or (c) pursuant to a Public Sale.

“HP Shareholders” means the HP Fund for so long as the HP Fund holds HP Securities and any other Person to whom HP Securities are transferred for so long as such Person holds any HP Securities; provided, that such other Person is (a) an Affiliate of the HP Fund, (b) a general partner or limited partner of the HP Fund, (c) a successor purchasing by merger, acquisition, or otherwise the HP Fund or substantially all the assets of the HP Fund, or (d) an Affiliate of any of the foregoing.

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“Other Securities” means (i) the shares of Common Stock issued to the Other Shareholders as set forth on Schedule I, (ii) all Company Equity Securities purchased by, issued to or otherwise acquired by the Other Shareholders from time to time, and (iii) all Company Equity Securities purchased by, issued to or otherwise acquired by any Person who is not an HP Shareholder and who becomes a party to this Agreement as an Other Shareholder by executing an Instrument of Accession. Other Securities shall continue to be Other Securities in the hands of any holder and each transferee thereof will succeed to the rights and obligations of a holder of Other Securities hereunder, provided, however, that shares of Other Securities will cease to be Other Securities when transferred (a) to the Company, (b) to an HP Shareholder, or (c) pursuant to a Public Sale.

“Other Shareholder” means each of the shareholders of the Company, other than the HP Fund, whose names appear on the signature pages hereto or on Instruments of Accession hereto for so long as such shareholder holds Other Securities and any other Person to whom Other Securities are issued or transferred for so long as such Person holds any Other Securities.

“Person” shall mean any individual, Entity or Governmental Body.

“Preferred Stock” means the Company’s Series A Convertible Preferred Stock, no par value per share.

“Public Sale” means any sale of Common Stock to the public pursuant to a public offering registered under the Securities Act or to the public through a broker or market-maker pursuant to the provisions of Rule 144 (or any successor rule) promulgated under the Securities Act.

“Related Persons” means, with respect to any individual, such individual’s parents, spouse, siblings, children, grandchildren and heirs (by will or intestacy).

“Securities Act” means the Securities Act of 1993, as amended, and the rules and regulations promulgated thereunder.

“Shareholders” means, collectively, the HP Shareholders and the Other Shareholders.

“Voting Securities” means, with respect to any Person, any equity securities entitled under ordinary circumstances to vote for the election of directors or persons performing similar functions of such Person (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

Section 2.  Restrictions on Transfer.

(a) Transfer. No Other Shareholder may sell, assign, pledge or otherwise transfer or dispose of (a “Transfer”) any interest in any Company Equity Securities, either voluntarily or involuntarily, by operation of law or otherwise, except: (i) to such Other Shareholder’s Affiliates, provided, however, that such Other Shareholder retains exclusive voting control over the transferred Company Equity Securities; (ii) in the case of an Other Shareholder that is a partnership or limited liability company in the business of investing and reinvesting in other entities, to a general partner, limited partner or member of such Other Shareholder; (iii)

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pursuant to Section 2(b); (iv) pursuant to a Public Sale or an Approved Sale; or (v) to the Company; provided, however, that (x) the restrictions contained in this Section 2 shall continue to be applicable to the Company Equity Securities after any Transfer pursuant to clauses (i), (ii) or (iii) above, and (y) the transferee of such Company Equity Securities in any Transfer pursuant to clauses (i), (ii) or (iii) above shall either be a party hereto or shall have executed and delivered to the Company an Instrument of Accession.

(b) Company Right of First Refusal.

(i) Each of the Other Shareholders hereby grants the Company and the HP Shareholders a right of first refusal with respect to any proposed Transfer of Other Securities held by such Other Shareholder. Except as permitted pursuant to Section 2(a), before an Other Shareholder may Transfer any Other Securities, such Other Securities shall first be offered to the Company and then to the HP Shareholders pursuant to this Agreement.

(ii) Should an Other Shareholder (the “Transferring Shareholder”) propose to Transfer any Other Securities, such Other Shareholder shall deliver a written notice (the “Offer Notice”) specifying in reasonable detail the proposed terms and conditions of such Transfer, including, without limitation, (A) such Other Shareholder’s bona fide intention to Transfer the shares of Other Securities, (B) the number of shares of Other Securities proposed to be transferred (the “Noticed Shares”), (C) the price for which such Other Shareholder proposes to Transfer the Noticed Shares (in the case of a Transfer not involving a sale, such price shall be deemed to be the fair market value of the Noticed Shares as determined pursuant to Section 2(b)(viii) hereof) and the terms of payment of that price and other terms and conditions of Transfer, and (D) the name and address of the proposed transferee(s).

(iii) At any time within 30 days after receipt of the Offer Notice (the “Company Election Period”), the Company shall notify the Transferring Shareholder in writing of the number of Noticed Shares, if any, the Company irrevocably determines to purchase pursuant to the terms set forth in the Offer Notice. If the Company fails to timely deliver its written notice of determination to purchase any of the Noticed Shares, the Company shall be deemed to have waived its right to purchase any of the Noticed Shares pursuant to this Section 2(iii) with respect to the particular offer in the Offer Notice.

(iv) In the event that less than all of the Noticed Shares were irrevocably determined to be purchased by the Company, the Transferring Shareholder shall promptly give written notice of such determination to the HP Shareholders (the “Second Offer Notice”) stating (A) the entire number of Noticed Shares, (B) the number of Noticed Shares that were not irrevocably determined to be purchased by the Company (the “Remainder Noticed Shares”), and (C) all the terms and conditions that were set forth in the Offer Notice.

(v) At any time within 15 days after receipt of the Second Offer Notice (the “HP Election Period”), each HP Shareholder shall notify the Transferring Shareholder in writing of (A) the number of Remainder Noticed Shares, if any, such HP Shareholder irrevocably determines to purchase pursuant to the terms of the Second Offer Notice, up to the HP Shareholder’s Pro Rata Share (as defined below) of the Remainder Noticed Shares and (B) the number of Remainder Noticed Shares for which such HP Shareholder desires to oversubscribe, if

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any, in the event any other HP Shareholder fails to subscribe for its full Pro Rata Share of Remainder Noticed Shares. If any HP Shareholder fails to timely deliver its written notice of determination to purchase any of the Remainder Noticed Shares, such HP Shareholder shall be deemed to have waived its right to purchase any of the Remainder Noticed Shares pursuant to this Section 2(b)(v) with respect to the particular offer in the Second Offer Notice. The Remainder Noticed Shares that would otherwise be allocated to a non-exercising HP Shareholder shall be allocated to the exercising HP Shareholders that indicated their desire to oversubscribe; provided, however, that if oversubscriptions exceed the number of shares available, such shares shall be allocated among the exercising HP Shareholders that indicated their desire to oversubscribe on a pro-rata basis as set forth in Section 2(b)(vii), but taking into account only the exercising HP Shareholders that indicated their desire to oversubscribe.

(vi) In the event that (A) the Company has not irrevocably determined to purchase part or all of the Noticed Shares and (B) the HP Shareholders have not irrevocably determined to purchase all of the Remainder Noticed Shares, the Transferring Shareholder may Transfer that number of Noticed Shares and Remainder Noticed Shares not purchased by the Company or HP Shareholders (the “Excess Noticed Shares”) within 120 days from the expiration of the HP Election Period; provided, however, that the Transfer of such Excess Noticed Shares is on terms and conditions no more favorable to the transferee(s) than those contained in the Offer Notice; and, provided, further, that if the Excess Noticed Shares have not been Transferred within such 120 day period, said shares shall again become subject to all of the provisions of this Agreement and may not thereafter be Transferred except in the manner and upon the terms herein provided. Each proposed transferee must, with respect to Excess Noticed Shares to be received by the transferee, either be a party hereto or have executed and delivered to the Company an Instrument of Accession.

(vii) For purposes of this Section 2(b), “Pro Rata Share” shall mean, with respect to each HP Shareholder, the number of shares of Common Stock held by such HP Shareholder (assuming conversion or exercise into Common Stock of all shares of Preferred Stock and other Company Equity Securities so convertible or exercisable then held by such HP Shareholder), divided by the sum of the number of shares of Common Stock held by all the HP Shareholders (assuming conversion or exercise into Common Stock of all shares of Preferred Stock and other Company Equity Securities so convertible or exercisable then held by such HP Shareholders).

(viii) In the case of any Transfer of Noticed Shares or Remainder Noticed Shares not involving a sale or if the price includes consideration other than cash, the fair market value in cash of such shares shall be as determined in good faith by the Board and shall be the price to be paid by the Company or the HP Shareholders. This determination shall be final and binding upon all parties and Persons claiming under or through them. Anything to the contrary notwithstanding, if the Transferring Shareholder is not satisfied with the determination of fair market value, such Transferring Shareholder may elect not to proceed with the proposed Transfer.

(ix) The rights of the HP Shareholders under this Section 2(b) shall terminate upon the date that the HP Shareholders hold less than a majority of the then outstanding Common Stock (assuming conversion or exercise into Common Stock of all shares

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of Preferred Stock and other Company Equity Securities so convertible or exercisable then held by the HP Shareholders).

(c) Opinion of Counsel. No holder of Company Equity Securities may Transfer any such Company Equity Securities (other than pursuant to an effective registration statement under the Securities Act) without first delivering to the Company upon its request an opinion of counsel (which may be counsel for the Company) reasonably acceptable in form and substance to the Company and its counsel that registration under the Securities Act is not required in connection with such Transfer.

(d) Transfers in Violation of Agreement. Any Transfer or attempted Transfer of any Company Equity Securities in violation of this Agreement shall be void ab initio, and the Company shall not be obligated to record such Transfer on its books or treat any purported transferee of such Company Equity Securities as the owner of such Company Equity Securities for any purpose.

Section 3. Drag-Along Rights.

(a) Obligations of Other Shareholders. In the event that a Disposition Event (i) is approved by the holders of at least a majority of the HP Securities (the “Majority HP Shareholders”) in their sole discretion, and (ii) is approved by the Board of Directors, (in any such event, an “Approved Sale”), each Other Shareholder hereby waives, to the extent permitted by applicable law, all rights to object to or dissent from such Approved Sale (including refraining from exercising any dissenters’ rights or rights of appraisal) and hereby agrees to consent to and raise no objection against such Approved Sale. If the Approved Sale is structured as a sale of shares, the Other Shareholders shall agree to sell all of their Other Securities on the terms and conditions of the Approved Sale. Subject to the last sentence of this Section 3(a). the obligations of the Other Shareholders with respect to any Approved Sale are subject to the condition that, upon the consummation of such Approved Sale, all of the holders of Common Stock and Preferred Stock will receive the same form and amount of consideration per share on an as converted basis, or if any holders are given an option as to the form and amount of consideration to be received, all holders will be given the same options per share on an as converted basis. If any shares of Preferred Stock are to be sold in any Approved Sale, then each holder thereof may be given the option to receive in respect of such shares either (i) an amount equal to the product of (A) the number of shares of Common Stock issuable upon conversion of a share of Preferred Stock and any accrued and unpaid dividends thereon immediately prior to such Approved Sale multiplied by (B) the consideration per share received by the holders of Common Stock in such Approved Sale or (ii) and amount equal to the liquidation value (as determined pursuant to the Company’s Charter) per share of Preferred Stock immediately prior to consummation of such Approved Sale.

(b) Expenses of an Approved Sale. No Other Shareholder shall be obligated to make any out-of-pocket expenditures prior to the consummation of the Approved Sale (other than expenditures incurred directly by such holder). If such Approved Sale is consummated, each holder of Preferred Stock and Common Stock to be sold in such Approved Sale shall be obligated to: (i) pay its pro rata share (based on the value of the proceeds to be received by such holder from the sale of Common Stock or Preferred Stock in connection with the Approved Sale)

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of the expenses incurred by or on behalf of the sellers in connection with the Approved Sale, to the extent such expenses are not otherwise paid by the Company or the purchaser; provided, however, that expenses incurred by or on behalf of a holder of Company Equity Securities for such holder’s sole benefit shall not be considered expenses incurred by or on behalf of the sellers in connection with the Approved Sale; provided, further, that such holder’s pro rata share of the expenses incurred by the sellers in connection with the Approved Sale shall be deducted first from the proceeds that would otherwise be payable to such holder in cash from the sale of Common Stock or Preferred Stock in connection with the Approved Sale and the remainder, if any, will reduce the number of shares or amount of other property that would otherwise be received by such holder from the sale of Common Stock or Preferred Stock in connection with the Approved Sale in an amount equal to such remainder as measured by the fair market value of such shares or other property (as determined in good faith by the Board) which such cash, shares or other property shall be delivered to the seller or sellers that actually paid such expenses; and (ii) join, on a pro rata basis (based on the value of the proceeds to be received by such holder from the sale of Common Stock or Preferred Stock in connection with the Approved Sale) in any indemnification or other obligations that the Majority HP Shareholders agree to provide in connection with such Approved Sale (other than any such obligations that relate specifically and not generally to a holder of Common Stock or Preferred Stock such as indemnification with respect to representations and warranties given by a holder regarding such holder’s title to and ownership of Common Stock or Preferred Stock); provided, however, that no holder shall be obligated to indemnify or hold harmless the transferees with respect to an amount in excess of the net cash proceeds and the number of shares or amount of other property received by such holder from the sale of Common Stock or Preferred Stock in connection with the Approved Sale as measured by the fair market value of such shares or other property (as determined in good faith by the Board).

(c) Proxy. Each Other Shareholder hereby appoints the Majority HP Shareholders as such Other Shareholder’s true and lawful proxy and attorney-in-fact in connection with any Approved Sale satisfying the requirements described in Sections 3 (a) and 3(b), with full power of substitution to vote all Voting Securities owned by such Other Shareholder and over which such Other Shareholder has voting control to effectuate the agreements set forth in this Section 3. The proxies and powers granted by each Other Shareholder pursuant to this Section 3(b) are coupled with an interest and are given to secure the performance of such Other Shareholder’s obligations under this Section 3. Such proxies are irrevocable for so long as this Section 3 remains in effect and will survive the death, incompetence or disability of any Other Shareholder who is an individual and the merger, liquidation or dissolution of any Other Shareholder that is a corporation, limited liability company, partnership or other entity.

(d) The rights of the HP Shareholders under this Section 3 shall terminate upon the date that the HP Shareholders hold less than a majority of the then outstanding Common Stock (assuming conversion or exercise into Common Stock of all shares of Preferred Stock and other Company Equity Securities so convertible or exercisable then held by the HP Shareholders).

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Section 4. Board of Directors.

(a) Voting Agreement. In any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), each Other Shareholder shall vote, or cause to be voted, or cause to be voted, all Voting Securities held by such Other Shareholder or over which such Other Shareholder has voting control so as to: (i) for so long as the HP Shareholders hold a majority of the then outstanding Common Stock (assuming conversion or exercise into Common Stock of all shares of Preferred Stock and other Company Equity Securities so convertible or exercisable then held by the HP Shareholders), fix the number of directors of the Company at such number and to nominate and elect such directors of the Company as shall be designated by a majority of the HP Shareholders; (ii) for so long as the HP Shareholders hold less than a majority of the then outstanding Common Stock but at least 10% of the then outstanding Common Stock (in each such case assuming conversion or exercise into Common Stock of all shares of Preferred Stock and other Company Equity Securities so convertible or exercisable then held by the HP Shareholders), fix the number of directors of the Company at five (5) and to nominate and elect directors of the Company as shall be designated by a majority of the HP Shareholders to the number of director seats set forth below opposite the percentage of the then outstanding Common Stock held by the HP Shareholders (assuming conversion or exercise into Common Stock of all shares of Preferred Stock and other Company Equity Securities so convertible or exercisable then held by the HP Shareholders):

% of Common Stock	No. of Directors
less than 50%, but greater than 40%	4
less than 40%, but greater than 30%	3
less than 30%, but greater than 20%	2
less than 20%, but greater than 10%	1

(b) Proxy. Each Other Shareholder hereby appoints the majority HP Shareholders as such Other Shareholder’s true and lawful proxy and attorney-in-fact in connection with voting or written consents required to carry out the provisions of this Section 4, with full power of substitution to vote all Voting Securities owned by such Other Shareholder and over which such Other Shareholder has voting control to effectuate the agreements set forth in this Section 4. The proxies and powers granted by each Other Shareholder pursuant to this Section 4(b) are coupled with an interest and are given to secure the performance of such Other Shareholder’s obligations under this Section 4 in the event of any breach by such Other Shareholder of his, her or its obligations under this Section 4.

(c) The rights of the HP Shareholders under this Section 4 shall terminate upon the date that the HP Shareholders hold less than 10% of the then outstanding Common Stock (assuming conversion or exercise into Common Stock of all shares of Preferred Stock and other Company Equity Securities so convertible or exercisable then held by the HP Shareholders).

Section 5. Registration Rights.

(a) Each time the Company shall determine to file a registration statement under the Securities Act (other than on (i) Form S-8 or a registration statement on Form S-1 covering solely an employee benefit plan, or (ii) Form S-4) in connection with the proposed offer and sale for money of any of its securities either for its own account or on behalf of any other

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security holder, the Company agrees to give written notice of its determination to each HP Shareholder. Upon the written request of an HP Shareholder given within twenty (20) days after the receipt of such written notice from the Company, the Company agrees, subject to Sections 5(b) and 5(c) hereof, to cause all of the Common Stock then owned by such HP Shareholder or issuable upon conversion of the Preferred Stock or conversion or exercise of any other Company Equity Securities so convertible or exercisable then held by such HP Shareholder (“Registrable Securities”) to be included in such registration statement and registered under the Securities Act.

(b) If the registration of which the Company gives written notice pursuant to Section 5(a) hereof is for a public offering involving an underwriting, the Company agrees to so advise such HP Shareholder as a part of its written notice. In such event the right of each HP Shareholder to registration pursuant to this Section 5 shall be conditioned upon HP Shareholder’s participation in such underwriting and the inclusion of the Registrable Securities in the underwriting to the extent provided herein. Each HP Shareholder agrees to enter into (together with the Company and any other shareholders distributing their securities through such underwriting) a customary underwriting agreement with the underwriter or underwriters selected for such underwriting by the Company; provided, however, that in no event shall such HP Shareholder be obligated to make any representations or warranties concerning the Company or its business.

(c) Notwithstanding any other provision of this Section 5, if the managing underwriter of an underwritten distribution advises the Company in writing that in its good faith judgment the number of shares proposed to be offered exceeds the number of shares which can be sold in such offering, then (i) the number of shares so requested to be included in the offering shall be reduced to that number of shares which in the good faith judgment of the managing underwriter can be sold in such offering, and (ii) such reduced number of shares shall be allocated first to the Company and, to the extent additional shares may be sold in such offering, among all other participating shareholders of the Company granted registration rights by the Company (including the HP Shareholders) in proportion, as nearly as practicable, to the respective number of shares proposed to be included in such registration by each such shareholder.

(d) The Company shall use commercially reasonable efforts to cause any registration statement to become effective under the Securities Act as soon as practicable following the date on which the registration statement is filed with the Securities and Exchange Commission.

(e) Following the effectiveness of any such registration statement, the Company may, at any time, suspend the effectiveness of such registration statement for up to sixty (60) days, as appropriate (a “Suspension Period”) by giving notice to each HP Shareholder, if the Company shall have determined that the Company may be required to disclose any material corporate development which disclosure may have a material adverse effect on the Company. Notwithstanding the foregoing, no more than two Suspension Periods (i.e., 120 days) may occur in immediate succession. Each HP Shareholder agrees that, upon receipt of any notice from the Company of a Suspension Period, such HP Shareholder shall forthwith discontinue disposition of its Registrable Securities covered by such registration statement until such HP Shareholder (i) is advised in writing by the Company that the use of the

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applicable prospectus may be resumed, (ii) has received copies of a supplemental or amended prospectus, if applicable, and (iii) has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such prospectus.

(f) All registration expenses, including legal fees and costs to prepare any such registration statement, shall be borne by the Company; provided, however, that registration expenses shall not include, and in no event will the Company be obligated to pay, (i) stock transfer taxes relating to the Registrable Securities or (ii) any HP Shareholder’s pro rata share of any underwriting discount and commissions.

(g) Each HP Shareholder shall furnish to the Company such information regarding such HP Shareholder and the distribution proposed by such HP Shareholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in this Agreement.

(h) Each HP Shareholder will, if shares of Registrable Securities held by such HP Shareholder are included in any such registration, indemnify the Company, each of its directors, and each officer who signs a registration statement in connection therewith, and each person controlling the Company, against all damages arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, the Company and each such director, officer and controlling person, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such damages, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such registration statement, prospectus, offering circular or other document, in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such HP Shareholder and stated to be specifically for use therein.

(i) The registration rights granted in this Section 5 shall terminate at such time as HP Shareholder is lawfully able to sell such Registrable Securities without registration and in compliance with all other applicable securities laws and in reliance upon Rule 144(k) promulgated under the Securities Act.

(j) The rights of the HP Shareholders under this Section 5 shall terminate upon the date that the HP Shareholders hold less than 10% of the then outstanding Common Stock (assuming conversion or exercise into Common Stock of all shares of Preferred Stock and other Company Equity Securities so convertible or exercisable then held by the HP Shareholders); provided, however, that rights with regard to and under registration statements filed prior to such date shall only terminate in accordance with Section 5(i).

Section 6. Co-Sale Rights on Certain Transfers by the Majority HP Shareholders.

(a) Tag-Along Right. In the event that any HP Shareholder (the “Transferring HP Shareholder”) proposes to Transfer any HP Securities held by it to any

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Person other than another HP Shareholder (a “Tag-Along Sale”), each Other Shareholder and other HP Shareholder shall be provided the opportunity to participate in such Tag-Along Sale pursuant to the terms of this Section 6. Each Other Shareholder and other HP Shareholder shall have the right, but not the obligation, to participate in such Tag-Along Sale by selling up to the number of shares (the “Maximum Tag-Along Shares”) of Common Stock held by such Other Shareholder or other HP Shareholder equal to the product of (i) the total number of shares of Common Stock (or shares of Common Stock issuable upon conversion or exercise of HP Securities so convertible or exercisable) proposed to be sold or otherwise disposed of in the Tag-Along Sale by the Transferring HP Shareholder, multiplied by (ii) a fraction, the numerator of which shall equal the aggregate number of shares of Common Stock held by such Other Shareholder or the aggregate number of shares of Common Stock (or shares of Common Stock issuable upon conversion or exercise of HP Securities so convertible or exercisable) held by such other HP Shareholder immediately prior to the Tag-Along Sale and the denominator of which shall equal the sum of (A) the aggregate number of shares of Common Stock held by all Other Shareholders immediately prior to the Tag-Along Sale, plus (B) the aggregate number of shares of Common Stock (or shares of Common Stock issuable upon conversion or exercise of HP Securities so convertible or exercisable) held by all other HP Shareholders, plus (C) the aggregate number of shares of Common Stock (or shares of Common Stock issuable upon conversion or exercise of HP Securities so convertible or exercisable) held by the Transferring HP Shareholder immediately prior to the Tag-Along Sale. Any such sale by the Other Shareholders and other HP Shareholders shall be on the same terms and conditions and at the same time as the proposed Tag-Along Sale.

(b) Tag-Along Notice. Should any Transferring HP Shareholder propose to Transfer HP Securities to any Person other than another HP Shareholder, such Transferring HP Shareholder shall deliver a notice (the “Tag-Along Notice”) to the Company, the Other Shareholders and the other HP Shareholders stating the proposed terms and conditions of such sale or transfer including, without limitation, (i) such Transferring HP Shareholder’s bona fide intention to Transfer the HP Securities, (ii) the number and class of HP Securities proposed to be sold or transferred, (iii) the price for which the Transferring HP Shareholder proposes to Transfer the HP Securities (in the case of a Transfer of HP Securities not involving a sale or if the price includes consideration other than cash, the fair market value in cash of such HP Securities shall be as determined in good faith by the Board) and the terms of payment of that price and other terms and conditions of Transfer,, and (v) the name and address of the proposed transferee. Within 15 days after receipt of the Tag-Along Notice each Other Shareholder and other HP Shareholder shall notify the Company and the Transferring HP Shareholder of the number of shares up to the Maximum Tag-Along Shares that such Other Shareholder or other HP Shareholder determines to sell in the Tag-Along Sale. If any Other Shareholder or other HP Shareholder fails to timely deliver its written notice of determination to participate in the Tag-Along Sale, such Other Shareholder or other HP Shareholder shall be deemed to have waived its right to participate in the particular Tag-Along Sale.

(c) Tag-Along Sale. Each Other Shareholder or other HP Shareholder participating in the Tag-Along Sale may effect its participation by delivering to the Transferring HP Shareholder one or more stock certificates, properly endorsed for transfer, representing the number of shares of Common Stock (or shares of Common Stock issuable upon conversion or exercise of HP Securities so convertible or exercisable) up to the Maximum Tag-Along Shares

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that such Other Shareholder or other HP Shareholder determines to sell in the Tag-Along Sale. The stock certificates which each participating Other Shareholder or HP Shareholder delivers to the Transferring HP Shareholder shall be delivered by the Transferring HP Shareholder to the prospective purchaser in consummation of the sale on terms and conditions no more favorable to the transferee than those contained in the Tag-Along Notice, and the Transferring HP Shareholder shall promptly thereafter remit to such Other Shareholder or HP Shareholder that portion of the sale proceeds to which such Other Shareholder or HP Shareholder is entitled by reason of its participation in the Tag-Along Sale. To the extent that any prospective transferee prohibits such assignment or otherwise refuses to purchase up to the Maximum Tag-Along Shares from all Other Shareholders and other HP Shareholders exercising their rights pursuant to this Section 6, the Transferring HP Shareholder shall not Transfer to such prospective transferee any HP Securities unless and until, simultaneously with such Transfer, the Transferring HP Shareholder shall purchase up to the Maximum Tag-Along Shares from each participating Other Shareholder and other HP Shareholder for the same consideration and on the same terms and conditions as the proposed Transfer (which terms and conditions shall be no less favorable than those governing the sale to the transferee by the Transferring HP Shareholder). Any Transfer by Other Shareholders pursuant to this Section 6(c) shall not be subject to Section 2 and any Transfer by other HP Shareholders pursuant to this Section 6(c) shall not be subject to Sections 6(a) or 6(b). This Section 6 shall not apply to any Transfer pursuant to an Approved Sale made pursuant to Section 3.

Section 7. Stock Legend. All certificates or other documents representing Company Equity Securities covered by this Agreement and all certificates or other documents issued in Transfer thereof or substitution therefor shall, where applicable, have endorsed thereon the following legends:

(a) “The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, and have been taken for investment purposes only and not with a view to the distribution thereof, and, except as stated in an agreement between the holder of this certificate, or its predecessor in interest, and the issuer corporation, such securities may not be sold or transferred unless there is an effective registration statement under such Act covering such securities or the issuer corporation receives an opinion of counsel (which may be counsel for the issuer corporation) stating that such sale or transfer is exempt from the registration and prospectus delivery requirements of such Act.”

(b) “The securities evidenced by this certificate are subject to the terms of a certain Shareholders’ Agreement, dated as of October 27, 2004, among the issuer of this certificate and certain shareholders, as the same may be further amended, restated or otherwise modified from time to time. The Shareholders’ Agreement contains certain restrictive provisions and rights relating to the voting and transfer of shares of the stock represented hereby. No registration of transfer of securities will be made on the books of the issuer unless and until such restrictions and rights shall have been complied with. A copy of the Shareholders’ Agreement is on file at the Company’s principal offices. Upon written request to the Company’s Secretary, a copy of the Shareholders’ Agreement will be provided without charge to the holder of this certificate.”

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(c) Any legend required to be placed thereon by any applicable state securities law.

Section 8. Termination.

(a) Termination Events. This Agreement shall terminate and be of no further force and effect upon the earliest to occur of any one of the following events (and shall not apply to any Transfer by any Shareholder in connection with any such event):

(i) the liquidation, dissolution or indefinite cessation of the business operations of the Company;

(ii) the execution by the Company of a general assignment for the benefit of creditors or the appointment of a receiver or trustee to take possession of all or substantially all of the property and assets of the Company;

(iii) firm commitment underwritten public offering by the Company of shares of its Common Stock pursuant to a registration statement under the Securities Act which results in aggregate cash proceeds to the Company of $50,000,000 (net of underwriting discounts and commissions); except with respect to the rights of HP Shareholders pursuant to Section 5, which shall terminate as set forth in Section 5(i); or

(iv) the consummation of an Approved Sale.

(b) Removal of Legend. At any time after the termination of this Agreement in connection with Section 8(a), any holder of a stock certificate bearing the legend set forth in Section 7(b) may surrender such certificate to the Company for removal of such legend, and the Company shall duly reissue a new certificate without such legend.

Section 9. Miscellaneous.

(a) Notices. All notices, demands and other communications under or in connection with this Agreement shall be in writing and shall be deemed properly delivered, given and received (a) if delivered personally, upon delivery, (b) if delivered by registered or certified mail (return receipt requested) from the United States, upon the earlier of actual delivery or three business days after being mailed, (c) if sent by overnight delivery by a recognized overnight delivery service for overnight delivery, upon the earlier of actual delivery or one business day after being sent, or (d) if given by facsimile, upon confirmation of transmission by facsimile (or, if such confirmation does not occur during normal business hours on a business day then on the next business day), in each case to the parties at the following addresses or facsimile numbers or to such other address or facsimile numbers as each party may designate for itself by like notice to the other parties: if to the Company, at the principal place of business of the Company; if to an HP Shareholder or Other Shareholder, at the address set forth for such HP Shareholder or Other Shareholder on the stock records of the Company

(b) Amendments and Waivers. Except as otherwise provided herein, no amendment or waiver of any provision of this Agreement shall be effective unless such amendment or waiver is approved in writing by (i) the Company, (ii) the Majority HP

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Shareholders, and (iii) the holders of at least a majority of the Other Securities. Any amendment or waiver that is approved in accordance with this Section 9(b) shall be binding upon all existing and future holders of HP Securities and Other Securities. The failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of such provision and shall not affect the right of such party thereafter to enforce each provision of this Agreement in accordance with its terms.

(c) Severability. In the event that any provision of this Agreement, or the application of any such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

(d) Entire Agreement. This Agreement set forth the entire understanding of the parties hereto relating to the subject matter hereof and supersedes all prior agreements and understandings among or between any of the parties relating to the subject matter hereof. This Agreement supercedes in their entirety each of: (i) those Shareholders Agreements, of various dates, by and between Trolley Barn Brewery, Inc. (the predecessor in interest of the Company) or the Company and each holder of the Company’s Class A Common Stock; (ii) that certain Shareholder Agreement (Class B Common Stock), dated December 10, 1999, by and among Trolley Barn Brewery, Inc. (the predecessor in interest of the Company), Joseph H. Davenport, III (the representative of certain shareholder parties to such agreement), RSTW Partners III, L.P. and the other shareholders signatory thereto; (iii) that certain Shareholder Agreement (Class C Common Stock), dated December 10, 1999, by and among Trolley Barn Brewery, Inc. (the predecessor in interest of the Company), RSTW Partners III, L.P. and the other shareholders signatory thereto; and (iv) that certain Registration Rights Agreement, dated December 10, 1999, by and among Trolley Barn Brewery, Inc. (the predecessor in interest of the Company), Joseph H. Davenport, III (the representative of certain shareholder parties to such agreement), Julian Saul and RSTW Partners III, L.P.

(e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns (if any).

(f) Remedies. The rights and remedies of the parties hereto shall be cumulative (and not alternative). The parties to this Agreement agree that, in the event of any breach or threatened breach by any party to this Agreement of any covenant, obligation or other provision set forth in this Agreement for the benefit of any other party to this Agreement, such other party shall be entitled (in addition to any other remedy that may be available to it) to (a) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (b) an injunction restraining such breach or threatened breach.

(g) Parties in Interest. None of the provisions of this Agreement is intended to provide any rights or remedies to any Person other than the parties hereto and their respective successors and assigns (if any).

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(h) Governing Law. This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of Tennessee (without giving effect to principles of conflicts of laws).

(i) Any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement shall be brought or otherwise commenced exclusively in any state or federal court located in the County of Hamilton, State of Tennessee. The Company and Investor each:

(ii) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the County of Hamilton, State of Tennessee (and each appellate court located in the State of Tennessee), in connection with any legal proceeding;

(iii) agrees that service of any process, summons, notice or document by U.S. mail addressed to him at the address specified in accordance with Section 9(a) shall constitute effective service of such process, summons, notice or document for purposes of any such legal proceeding;

(iv) agrees that each state and federal court located in the County of Hamilton, State of Tennessee, shall be deemed to be a convenient forum; and

(v) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the County of Hamilton, State of Tennessee, any claim by either the Company or Investor that it is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.

(i) Counterparts. This Agreement may be executed in several counterparts (including by facsimile), each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Company:

GORDON BIERSCH BREWERY
RESTAURANT GROUP, INC.,
a Tennessee corporation

By:	/s/ H. ALLEN COREY
Name:	H. Allen Corey
Title:	President

HP Fund:

HANCOCK PARK CAPITAL II, L.P.,
a Delaware limited partnership

By:	Hancock Park Associates III, LLC,
a Delaware limited liability company,
its general partner

	By:	/s/ M. J. FOURTICQ
Name:
Title:

Signature Page to Shareholders Agreement

Other Shareholder:

/s/ H. ALLEN COREY
Name:
Title:

Signature Page to Shareholders Agreement

Other Shareholder:

/s/ C. ANDREW STOCKETT
Name:
Title:

Signature Page to Shareholders Agreement

Other Shareholder:

/s/ BENJAMIN R. PROBASCO
Name:
Title:

Signature Page to Shareholders Agreement

Other Shareholder:

/s/ ROBERT A. GENTRY
Name:	Robert A. Gentry
Title:	VP Brewing

Signature Page to Shareholders Agreement

Other Shareholder:

/s/ FRANK FOWLER
Name:
Title:

Signature Page to Shareholders Agreement

Other Shareholder:

/s/ B. CLAYTON GENTRY
Name:	Clay Gentry
Title:

Signature Page to Shareholders Agreement

Other Shareholder:

/s/ ROBERT WERK
Name:	Robert Werk
Title:	SRVP Operations

Signature Page to Shareholders Agreement

Other Shareholder:

/s/ TBB HOLDING COMPANY
Name:	H. Allen Corey
Title:	President

Signature Page to Shareholders Agreement

Other Shareholder:

Name:	Larry McClure
Title:	VP/Corporate Chef

Signature Page to Shareholders Agreement

Other Shareholder:

J.C. Bradford and Company, Custodian, FBO David E. Dray Rollover Acct. 14231418-1-9

By:	/s/ DAVID DRAY
Name:	David Dray
Title:

Signature Page to Shareholders Agreement

Other Shareholder:

UBS Paineweber, Custodian FBO David E. Dray IRA

By:	/s/ DAVID DRAY
Name:	David Dray
Title:

Signature Page to Shareholders Agreement

Other Shareholder:

/s/ JULIAN D. SAUL
Name:	Julian D. Saul
Title:

Signature Page to Shareholders Agreement

Other Shareholder:

Julian D. Saul Trust, Julian D. Saul Trustee

By:	/s/ JULIAN D. SAUL
Name:	Julian D. Saul
Title:	Trustee

Signature Page to Shareholders Agreement

Other Shareholder:

/s/ W. THORPE MCKENZIE
Name:	W. Thorpe Mckenzie
Title:

Signature Page to Shareholders Agreement

Other Shareholder:

/s/ CAROL GRIZZARD
Name:	Carol Grizzard
Title:

Signature Page to Shareholders Agreement

Other Shareholder:

Pointer Management Co. Profit Sharing Plan
Name:	Myra G. Tatum
Title:	Trustee

Signature Page to Shareholders Agreement

Other Shareholder:

/s/ JOHN A. STOUT
Name:	John A. Stout
Title:

Signature Page to Shareholders Agreement

Other Shareholder:

/s/ JOSEPH H. DAVENPORT III
Name:	Joseph H. Davenport III
Title:

Signature Page to Shareholders Agreement

Other Shareholder:

/s/ ROBERT B. PAGE
Name:	Robert B. Page
Title:

Signature Page to Shareholders Agreement

Other Shareholder:

/s/ ROBERT STICKLEY
Name:	Robert Stickley
Title:

Signature Page to Shareholders Agreement

Other Shareholder:

/s/ JAMES R. THOMAS
Name:	James R. Thomas
Title:	Regional Manager

Signature Page to Shareholders Agreement

Other Shareholder:

/s/ J. PORTER DURHAM, JR.
Name:	J. Porter Durham, Jr.
Title:

Signature Page to Shareholders Agreement

Other Shareholder:

1999 Garnett A. Smith Holdings Trust Kittrell Smith, Trustee

By:	/s/ E. GEORGE JOHNSON
Name:	E. George Johnson
Title:	Trustee

Signature Page to Shareholders Agreement

Other Shareholder:

RSTW Partners III, L.P.

By:	RSTW Management, L.P.
Its:	General Partner

By:	Rice Mezzanine Corporation
Its:	General Partner

By:	/s/ JEFFREY P. SANGLIS
Name:	Jeffrey P. Sanglis
Title:	Managing Partner

Signature Page to Shareholders Agreement